November 1, 2006

      Supplement to the May 1, 2006 Class I and II Shares Prospectuses for
                      Pioneer Small Cap Value VCT Portfolio


Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the portfolio is the responsibility of Peter Wiley, supported by Scott Zilora. The portfolio managers may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wiley, a vice president, joined Pioneer in 2006 as a portfolio manager. Prior to joining Pioneer, Mr. Wiley was a director and portfolio manager at Trove Partners, LLC from 2002 to 2006 and, prior to 2002, he was a vice president and portfolio manager at Liberty Funds Group. Mr. Zilora, a vice president, joined Pioneer in 1996 as a small cap equity analyst.



                                                                   20133-00-1106
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC